CLEARPOINT® NEURO

WHEN YOUR PATH IS UNCLEAR, WE POINT THE WAY.™

Nasdaq: CLPT

May 2022

Statements herein concerning the Company's plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the impact of the COVID-19 pandemic and the measures adopted to contain its spread; future revenue from sales of the Company's ClearPoint Neuro Navigation System products; the Company's ability to market, commercialize and achieve broader market acceptance for the Company's ClearPoint Neuro Navigation System products; and risks inherent in the research and development of new products. More detailed information on these and additional factors that could affect the Company's actual results are described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the Securities and Exchange Commission, and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2022, which the Company intends to file with the Securities and Exchange Commission on or before May 16, 2022.

ClearPoint Neuro: Two Opportunities, One Platform



CLEARPOINT NEURO

- A Common Installed Base Platform and Clinical Specialist Support team
- 35 Active Indications totaling more than 1 million patients diagnosed annually
- A $12B+ Potential Total Addressable Market



1 *A Biologics & Drug Delivery Enabling Company with;*
- A unique portfolio of Navigation Tools, Infusion Cannulas, Pre-Clinical and Clinical Services
- Approximately 45 active Pharma and Academic partners

2 *A Neuro Navigation and Device Company with;*
- A growing portfolio of Navigation, Therapy and Access Devices supporting DBS, Laser Ablation, Biopsy and Brain Computer Interface implantation
- An expanding global installed base of more than 60 centers

Our Company

ClearPoint Neuro: A Proven Platform

Key Products: FDA CE Marked Platforms

HEADQUARTERS
Solana Beach, CA

MANUFACTURING
Irvine, CA

EUROPEAN HEADQUARTERS
London, UK

2022 EXPECTED REVENUE
$21-22m

CASH
$49.7m[(A)]

U.S. PATENTS ISSUED
75+[(B)]

GROSS MARGIN
69%[(A,C)]

EMPLOYEES
80+



95%
Disposables and Services

Razor / Razorblade model with 95+ % of revenue from single-use disposables and services


CLEARPOINT

5%
Capital Equipment

(A) Unaudited as of, and for the quarter ended, March 31, 2022
(B) Including owned and licensed patents
(C) For the Trailing Twelve Months (TTM)

Limitations of Traditional Stereotactic Neurosurgery

Lack of Real-Time Image Guidance

PRIMARY CHALLENGE

For minimally invasive procedures to be successful, the surgeon needs imaging to see into the head

MRI is the best imaging tool for the brain

Large, metallic frames are not MRI compatible







Big Iron companies like Siemens and Philips are innovating to make interoperative MRI scanners more accessible



Video source: https://www.youtube.com/watch?v=PsL9B7ftbG4

Our Platform – Procedure Overview

The ClearPoint® Neuro Navigation System



Pre-Op
Entry
Target
Align
Adjust
Insert





Pre-Op
Entry
Target
Align
Adjust
Insert

Leverage live MR Imaging to **Decide, Guide, Treat and Confirm** with sub-millimetric accuracy.

Our Platform

SmartFrame® XG





SmartFrame XG Trajectory Tower
with ClearPoint 2.0 Software

SmartFrame Array™





SmartFrame Array Tower
with "virtual array" Software and next generation robotic system with increased automation and enabling software*

ClearPoint plans to translate more than 10 years of experience and over 5,000 cases performed in the complex MRI suite into unique and competitive products for the Operating Room

*Software and Robotic System are currently under development.

Our Platform

The ClearPoint 'Maestro' Brain Model* Licensed and Jointly Developed with Philips

1. Shape Constrained, triangular mesh model enables point-based correspondence across multiple subjects
2. Fast and capable of peri-procedural imaging without CPU acceleration
3. This model is the basis for future navigation tools, for both the MRI suite and OR, across Biologics & Drug Delivery, DBS Navigation, Brain Computer Interface, Laser Ablation and more.


CLEARPOINT
NEURO

*The ClearPoint Maestro™ Brain Model is currently under development.



Broad and Growing User Base of Leading Neurosurgery Centers

60+ Centers in the US, Canada and EU… and Growing Globally

UC San Francisco
Stanford University
Stanford Children's Hospital
UCSF Benioff Children's
San Francisco VA
USC Keck Hospital
UC San Diego
Mayo Clinic Phoenix
University of Colorado
University of Utah
Cook Children's Hospital
Texas Children's Hospital
MD Anderson Cancer Center
Houston Methodist Hospital
Univ. Kansas Medical Center
Dallas Presbyterian Hospital
Cincinnati Jewish
Children's National
Banner Health Tucson
Ohio State University
University of Oklahoma Medical Center
Methodist Hospital San Antonio
Barnes-Jewish Hospital
Cincinnati Children's Hospital

University of Wisconsin
University of Michigan
University of Minnesota
Cleveland Clinic
Northwestern Central DuPage
Nationwide Children's
Le Bonheur
UPMC

Charles River Labs – Laval
Charles River Labs – Mattawan
Children's Mercy Hospital
CHOA Scottish Rite
INOVA Fairfax
Carilion Clinic
Hos. Univ. of Pennsylvania
Children's Hospital of Alabama

Rigshospitalet *(Copenhagen, Denmark)*
Mazowiecki Szpital Bródnowski *(Warsaw, Poland)*
Hôpital Fondation Rothschild *(Paris, France)*
Skåne University Hospital *(Lund, Sweden)*
Cardiff University *(United Kingdom)*
Policlinico Umberto I *(Rome, Italy)*
Mt. Sinai West
Yale University
Weill Cornell
Johns Hopkins University
Boston Children's Hospital
Massachusetts General Hospital
Brigham & Women's
Duke University
National Institutes of Health
Memorial Sloan-Kettering
Dartmouth-Hitchcock
Beth Israel Deaconess
Children's Hospital of Philadelphia
Hackensack Univ. Med. Center
University of Virginia
Tampa General Hospital
Mayo Clinic in Florida
Emory University

100+ Centers Expected by 2025

Our MRI-guided therapy platform is currently being used to...

CLPT PLATFORM RUNS ON ALL MAJOR SCANNERS	DELIVER BIOLOGICS AND DRUGS	IMPLANT NEURO STIMULATION LEADS	PLACE LASER ABLATION PROBES
SIEMENS	PTC THERAPEUTICS	Medtronic	Medtronic VISUALASE
GE	SIO GENE THERAPIES	Abbott	MONTERIS MEDICAL
PHILIPS	BlueRock Therapeutics	Boston Scientific	CLEARPOINT NEURO*
IMRIS	LYSOGENE	NEUROPACE	
	uniQure		
	charles river		

*In partnership with Clinical Laserthermia Systems AB 510(k) pending

...Approximately 45 total commercial and academic partners

2013 - 2022

Growth in Case Volume and Revenue



163
267
380
503
629
670
801
682*
929
*COVID impact on Elective Procedures
2013
2014
2015
2016
2017
2018
2019
2020
2021



Expected FY22 Revenue
$22
$21
Biologics and Drug Delivery
Capital and Software
Functional Neurosurgery
$ Millions
$3.6
$0.6
$0.9
$2.6
$4.6
$1.2
$1.1
$3.4
$5.7
$0.8
$1.0
$4.0
$7.4
$0.6
$1.4
$5.2
$7.4
$1.1
$0.8
$5.4
$11.2
$2.4
$1.7
$7.1
$12.8
$5.0
$1.5
$6.3
$16.3
$6.8
$1.4
$8.1
2014
2015
2016
2017
2018
2019
2020
2021
2022

CLEARPOINT NEURO

Pillar 4: Global Expansion

~2 X U.S. Revenue

ClearPoint Neuro Market Opportunity – United States

~$12B+ Opportunity: Empowering Multiple Treatment Options for 35+ Indications*

ESTIMATED LAUNCH SEQUENCE

Indication	Patient Population	Annual Incidence	Pillar 1: Drug/Cell Delivery	Pillar 2: DBS & BCI	Pillar 3: Laser Ablation	Incremental Revenue from Annual Incidence
Parkinson's Disease	1,000,000[1]	60,000[1]	◯ ○	●	●	$270 M - $1.35 B
Drug Resistant Epilepsy	1,000,000[2]	11,000[3]	◯ ○	●	●	$49.5 M - $198 M
Refractory Essential Tremor	3,500,000[4]	60,000[5]		●	○	$180 M - $1.08 B
Brain Tumors (n=3)[6]	35,000[7,8]	13,300[7,8]	◯ ○		●	$33.3 M - $300 M
Severe Obsessive-Compulsive Disorder	500,000[9,10]	10,000[9,10]		●		$45 M - $75 M
Dystonia	250,000[11]	8,000[12]		●		$36 M - $60 M
Rare Genetic/Lysosomal (n=7)[13]	36,500[14-18]	3,000[14,19,20]	◯ ○			$13.5 M - $67.5 M
Paralysis / Spinal Cord (n=15)[21,22]	331,000[22-24]	17,900[23]	◯ ○	○		$80.6 M - $403 M
Huntington's Disease	30,000[25]	4,000[25]	◯ ○	○		$18 M - $90 M
Auditory Nerve Implant	1,867,000[26,27]	7,000[26,27]		○		$31.5 M - $63 M
Alzheimer's Disease	6,000,000[28]	500,000[28]	◯ ○	○		$1.5 B - $11.3 B
Severe Major Depressive Disorder	1,000,000[10]	20,000[10,29]		○		$90 M - $150 M
Stroke Rehabilitation	2,000,000[30]	610,000[30]		○		$1.83 B - $5.49 B
Frontotemporal Dementia	60,000[31]	12,000[31]	◯			$54 M – $270 M
						$4.2 B - $20.8 B

● Commercial U.S & EU ClearPoint procedures today

○ Active clinical trial

◯ Pre-clinical study/testing

ClearPoint Neuro Navigation Capital, Robotics & Disposables		
Cannulas, Pumps	MER Probes	Laser Cath., Biopsy
Access Technologies, Clinical Services, Digital Health		

*Citations & footnotes on next slide

CLEARPOINT NEURO

ClearPoint Neuro Market Opportunity – United States

Citations & Footnotes

1. "Parkinson's Disease Statistics," Parkinson's News Today, https://parkinsonsnewstoday.com/parkinsons-disease-statistics/#:~:text=An%20estimated%20seven%20to%2010,who%20are%2080%20and%20older
2. Neurona Therapeutics. (2021 November 4). *Neurona Therapeutics Receives IND Clearance to Initiate Phase 1/2 Clinical Trial of Neural Cell Therapy NRTX-1001 in Chronic Focal Epilepsy Patients* [Press release] https://www.neuronatherapeutics.com/wp-content/uploads/2021/11/2021_11_01_-INDClearance_FINALVersion.pdf
3. Asadi-Pooya AA, Stewart GR, Abrams DJ, Sharan A. Prevalence and Incidence of Drug-Resistant Mesial Temporal Lobe Epilepsy in the United States. *World Neurosurg*. 2017;99:662-666.
4. Zesiewicz TA, Chari A, Jahan I, Miller AM, Sullivan KL. Overview of essential tremor. *Neuropsychiatr Dis Treat*. 2010;6:401-408. Published 2010 Sep 7.
5. Diaz NL, Louis ED. Survey of medication usage patterns among essential tremor patients: movement disorder specialists vs. general neurologists. *Parkinsonism Relat Disord*. 2010;16(9):604-607.
6. Includes: Glioblastoma, Diffuse Intrinsic Pontine Glioma and deep small eloquent brain tumors.
7. "Glioblastoma Multiforme," American Association of Neurological Surgeons, https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Glioblastoma-Multiforme
8. "About DIPG/DMG," DIPG/DMG Registry, https://dipgregistry.org/patients-families/about-dipg-dmg/
9. Medtronic Clinical Summary – Reclaim DBS for Chronic Extreme OCD M947128A001.
10. Mantovani A, Lisanby SH. Brain stimulation in the treatment of anxiety disorders. In: Simpson HB, Neria Y, Lewis-Fernández R, Schneier F, eds. *Anxiety Disorders: Theory, Research and Clinical Perspectives*. Cambridge: Cambridge University Press; 2010:323-335.
11. https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Dystonia
12. Medtronic DBS™ Therapy for Dystonia - Clinical Summary 2015.
13. Includes: AADC deficiency, Friedreich's ataxia, Angelman syndrome, multiple system atrophy, metachromatic leukodystrophy, and spinocerebellar ataxia type 3.
14. "Multiple System Atrophy," Medscape, https://emedicine.medscape.com/article/1154583-overview#a6
15. PTC Therapeutics November 30, 2021 Corporate Presentation, https://ir.ptcbio.com/static-files/0fd5d54f-55b8-416b-8006-4eb4c0d82f45
16. "Spinocerebellar ataxia type 3," Orphanet, https://www.orpha.net/consor/cgi-bin/OC_Exp.php?lng=EN&Expert=98757
17. Lysogene Corporate Presentation at 38th Annual J.P. Morgan Healthcare Conference on Jan 13, 2020, http://www.lysogene.com/wp-content/uploads/2020/01/jpm-2020-corporate-presentation_final.pdf
18. "Metachromatic Leukodystrophy," National Organization of Rare Disorders, https://rarediseases.org/rare-diseases/metachromatic-leukodystrophy/
19. "Aromatic L'Amino Acid Decarboxylase Deficiency," National Organization for Rare Disorders, https://rarediseases.org/rare-diseases/aromatic-l-amino-acid-decarboxylase-deficiency/
20. Puckett Y, Mallorga-Hernández A, Montaño AM. Epidemiology of mucopolysaccharidoses (MPS) in United States: challenges and opportunities. *Orphanet J Rare Dis*. 2021;16(1):241. Published 2021 May 29.
21. Includes: stroke, spinal cord injury, multiple sclerosis, cerebral palsy, other (traumatic brain injury, complications from surgery, amyotrophic lateral sclerosis, neurofibromatosis, Chiari malformation, syringomyelia, postpolio syndrome, spinal muscular atrophy, Friedreich's ataxia, transverse myelitis, and spina bifida).
22. Armour BS, Courtney-Long EA, Fox MH, Fredine H, Cahill A. Prevalence and Causes of Paralysis-United States, 2013. *Am J Public Health*. 2016;106(10):1855-1857.
23. Wyndaele M, Wyndaele JJ. Incidence, prevalence and epidemiology of spinal cord injury: what learns a worldwide literature survey?. *Spinal Cord*. 2006;44(9):523-529.
24. National Spinal Cord Injury Statistical Center (NSCISC): 2020 Annual Report and 2021 Facts and Figures. https://www.nscisc.uab.edu/
25. "Huntington's Disease," Mov Disord. 2019 Jun; 34(6): 858–865.
26. "Cochlear Implants," National Institute on Deafness and Other Communication Disorders, https://www.nidcd.nih.gov/health/cochlear-implants
27. "Cochlear Implant Surgery," Medscape, https://emedicine.medscape.com/article/857242-overview
28. "Alzheimer's Disease: Facts & Figures," Brightfocus Foundation, https://www.brightfocus.org/alzheimers/article/alzheimers-disease-facts-figures
29. Goodman WK, Alterman RL. Deep brain stimulation for intractable psychiatric disorders. *Annu Rev Med*. 2012;63:511-524.
30. "Stroke Facts," Center for Disease Control and Prevention, https://www.cdc.gov/stroke/facts.htm
31. Onyike CU, Diehl-Schmid J. The epidemiology of frontotemporal dementia. *Int Rev Psychiatry*. 2013;25(2):130-137.

ClearPoint Neuro is Dedicated to Innovation in the Neuro Space

Functional Navigation & Therapy

Expected 2022 First-Pre-Clinical/Clinical Use*



ClearPoint Neuro Navigation Software v. 2.1



ClearPoint Maestro™ Brain Model



ClearPoint® Array Pre-Planning Software v.1.1 & SmartFrame Array™





Laser Ablation System

Expected First-Clinical Use by 2025*



Brain Computer Interface Navigation



Maestro Sub-Nuclei Brain Model



Revolution™ Robotic-Assisted Navigation Closed Loop Robotic-Assisted Navigation



Micro-Electric Recording System (MER)



CT Based Navigation w/ Maestro Brain Model



MR Safe and "Smart" Biopsy Needles

Biologics & Drug Delivery, Access Technologies

Expected 2022 First-Pre-Clinical/Clinical Use*


Custom Cannula Builds
Protocol Consultation
Solutions for Pre-Clinical Programs
Network of Neurosurgeons
On-Site Clinical Support
Data Management

Expanded Pre-Clinical Development Services for Pharma



ClearPoint Maestro™ Infusion Modeling App



Pre-Clinical Head Fixation Frame



Operating Room Drill

Expected First-Clinical Use by 2025*



Orchestra Head Fixation Frame



ClearPoint Maestro™ Infusion Targeting App



Spinal Infusion Catheter



MRI Suite Safe Drill



Flexible, Chronic Drug Delivery Infusion Catheters



MyClearPoint™ Patient Digital Health App

*Active Development Project in 2022 internally or through partnerships

New Global Showcase Site

ClearPoint Global Training & Innovation Center – Solana Beach, CA

- Simulated training experience for surgeons and staff to perform mock procedures and provide development pipeline feedback
- Showcase new technologies to Pharmaceutical and BCI partners
- Home for Clinical Specialists to support cases remotely without travel


CLEARPOINT
NEURO
Global Training & Innovation Center




CLEARPOINT
NEURO
Global Training & Innovation Center

4 Pillar Growth Strategy by 2025

Target Indications of > 1,000,000 Patients Diagnosed Each Year
Potential Total Addressable Market for CLPT of $12B+

4 ACHIEVE GLOBAL SCALE
Expand Global Footprint to 100 Centers
Open WW Training / Remote Support Facility
Launch Robotic Platform into MRI and O.R.
Release Digital Health Patient Portal Application

3 NEW THERAPY DEVICES
Enter the Neuro Laser Ablation Market
Launch Maestro Brain Model and Therapy Apps
Penetrate ‘Access’ Markets to Improve Efficiency (Drill)
Build the ‘Smart’ Biopsy Market

2 NEURO NAVIGATION FOR DBS & BCI
Expand into the Operating Room, Enter the MER Market
Educate Patients on DBS Options including ‘Asleep’ and ‘Awake’ Procedures
Participate in Trials for new DBS indications
Launch surgical solution for Brain-Computer Interfaces (BCI)

1 BIOLOGICS & DRUG DELIVERY
Expand Translational & Clinical Services
Accumulate Additional Global Partners Across Diverse Indications
Execute on Development Pipeline for Intracranial and Spinal Routes of Administration
Expand Partnership Models to Include Milestone Based Collaborative Agreements

2022 **2025**

Executive Summary

Unique platform technology
enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders

Pipeline of new revenue streams
from product improvements, biologic and drug delivery partnerships and services, standalone therapy products, and Brain Computer Interface Navigation

Expandable Platform
with realizable synergies beyond the MRI and into the operating room and radiology suite

Large, growing installed base
in 60+ of 500+ leading Neurosurgery and research centers worldwide

Total potential addressable market
> $12B for our products, pipeline and partnerships

A growing and passionate team
of embedded scientists and specialists


Nasdaq
1.57%
+1.80 $116.20
After Hours $114.88
Nasdaq Composite
COMP 0.20%
+19.21 9,731.18
Nasdaq100
NASDAQ100 0.29%
+27.88 9,623.58
DOWJONES
DJI 0.09%
-26.93 29,396.38
Nasdaq Composite
COMP 0.20%
+19.21 9,731.18
S&P 500 INDEX
SP500 0.18%
+6.08 3,380.02
CISCO
CSCO 0.74%
COMCAST
CMCSA 0.04%
PEPSICO
PEP 0.36%
matchgroup
MTCH 1.72%
SBUX 0.72%
amazon
AMZN 0.70%
PayPal
PYPL 2.06%
COMCAST
CMCSA 0.04%
CISCO
CSCO 0.74%
CLEARPOINT NEURO
Nasdaq

CLEARPOINT®
NEURO

